Exhibit 99.444

Inter-SC Trade Adjustment Bids Modeling Adjustment Bids on Inter-SC Trades as Adjustment Bids on Virtual Resources

Topics Use of virtual resources to hedge inter-SC trades against changes in the PX zonal prices .....(Slide 3) Use of virtual resources to hedge inter-SC trades against changes in transmission usage charges (PX not involved) ...........................(Slide 30) Comparison to modeling adjustment bids directly on the inter-SC trades ......................(Slide 47)

Use of virtual resources to hedge - trades against changes in the PX zonal prices

Inter-SC Trades with the PX We look at an approach to modeling adjustments to inter-SC trades that involve the PX. We recap the process outlined in the previous presentation. We also outline a process to net out the virtual resources to produce physical final schedules if desired. We provide a three-SC, three-zone example. The approach could be used to adjust trades between other SCs. This is covered in the next section.

Inter-SC Sale To PX An SC sells energy to the PX in a zone. The SC is to be paid the PX's zonal market clearing price (ZMCP) for the energy. Congestion Management can cause the PX's zonal market clearing price in the zone to change. If the PX's ZMCP falls, the SC may want to decrease its sale to the PX. If the PX's ZMCP rises, the SC may want to increase its sale to the PX.

Inter-SC Sale To PX To model the adjustment on the inter-SC sale to the PX, the SC and PX specify a virtual load in the PX's portfolio in the zone of the inter-SC trade. The SC submits an IPS of zero for its virtual load in the PX portfolio. The SC can offer to buy back its inter-SC sale to PX. The SC submits an adjustment bid to the PX to increase its virtual load in the PX portfolio if the PX ZMCP falls. The SC can offer to increase its sale to PX. The SC submits an adjustment bid to the PX to decrease its virtual load (to negative load) if the PX ZMCP rises. An adjustment bid on an inter-SC sale to the PX at a Scheduling Point, would use a virtual export in the PX portfolio to model the buy back.

Inter-SC Sale To PX IPS = 100 $/MWh MWh UMCP = 25 30 20 10 60 135 $/MWh MWh UMCP = 25 IPS = 0 30 20 10 -35 100 40 A decrease in an SC's sale to PX is equivalent to a buy-back of energy by the SC in the PX's portfolio. That is, a virtual load in PX's market. Model a change to the SC's inter-SC sale as a virtual load in the PX's portfolio. The load has an IPS of 0 MWh and an adjustment bid that is flipped with respect to the SC's supply curve for its inter-SC sale to the PX. SC's Supply Curve for its Inter-SC Sale to PX Adjustment Bid on SC's Buy-Back of its Inter-SC Sale

Inter-SC Sale To PX SC PX Inter-SC Trade of 100 MWh Virtual_LoadA,SCIPS = 0 MWh Adjustment Bid -35 £ Virtual_ LoadA,SC £ 0 @ $30/MWh 0 £ Virtual_ LoadA,SC £ 40 @ $20/MWh 40 £ Virtual_ LoadA,SC £ 100 @ $10/MWh Zone A

Inter-SC Purchase from PX An SC buys energy from the PX in a zone. The SC is to pay the PX's zonal market clearing price (ZMCP) for the energy. Congestion Management can cause the PX's zonal market clearing price in the zone to change. If ZMCP rises, the SC may want to decrease its purchase from PX. If ZMCP falls, SC may want to increase its purchase from PX.

Inter-SC Purchase from PX To model adjustment to an inter-SC purchase from PX, SC and PX specify a virtual generator in the PX's portfolio in the zone of the inter-SC trade. SC submits an IPS of zero for its virtual generator. SC can offer to sell back its inter-SC purchase from PX. The SC submits an adjustment bid to the PX to increase the output of the virtual generator if the PX zonal price rises. SC can offer to increase its purchase from PX. The SC submits an adjustment bid to the PX to take the output of the virtual generator negative if the PX zonal price falls. An inter-SC purchase from the PX at a Scheduling Point, would use a virtual import in the PX portfolio to model the sell back.

Inter-SC Purchase from PX MWh UMCP = 15 IPS = 0 $/MWh 30 20 10 -35 100 40 A decrease in SC's purchase from PX is equivalent to a sell-back of energy by the SC in the PX's portfolio. That is, a virtual generator in PX's portfolio. Model a change to SC's inter-SC purchase as a virtual generator in PX's portfolio. The generator has an IPS of 0 MWh and an adjustment bid that is flipped with respect to SC's demand curve for its inter-SC purchase. IPS = 100 $/MWh MWh UMCP = 15 30 20 10 60 135 SC's Demand Curve for its Inter-SC Purchase from PX Adjustment Bid on SC's Sell-Back of its Inter-SC Purchase

Inter-SC Purchase from PX SC PX Inter-SC Trade of 100 MWh Virtual_GenA,SCIPS = 0 MWh Adjustment Bid -35 £ Virtual_ GenA,SC £ 0 @ $10/MWh 0 £ Virtual_ GenA,SC £ 40 @ $20/MWh 40 £ Virtual_ GenA,SC £ 100 @ $30/MWh Zone A

Inter-SC Trades with the PX The SC involved in an inter-SC trade with the PX submits the adjustment bid for the inter-SC trade. Suppose that the SC is involved in an inter-SC trade selling energy to the PX: If SC submits the adjustment bid, the SC will have a virtual load in PX's portfolio to model the adjustment. The CM process adjusts the inter-SC trade by adjusting the SC's virtual load in the PX portfolio. The prices in the PX's market will control how the CM process adjusts SC's virtual load in PX's portfolio.

Example Three zones and three SCs (PX, SC1 and SC2). SC1 Resources: 0 £ GCSC1 £ 220 @ $20/MWh generator in zone C 0 £ GASC1 £ 200 @ $30/MWh generator in zone A 0 £ GBSC1 £ 100 @ $50/MWh generator in zone B LCSC1 = 10 load in zone C LASC1 = 100 load in zone A LBSC1 = 90 load in zone B SC2 Resources: 0 £ GCSC2 £ 2 @ $0/MWh generator in zone C 0 £ GASC2 £ 101 @ $27/MWh generator in zone A 0 £ LBSC2 £ 40 @ $100/MWh load in zone B

Example PX Resources: 0 £ GCPX £ 200 @ $30/MWh generator in zone C 0 £ GAPX £ 500 @ $25/MWh generator in zone A 0 £ GBPX £ 200 @ $47/MWh generator in zone B LCPX = 100 load in zone C LAPX = 20 load in zone A LBPX = 300 load in zone B SC1 bids to sell from 0 to 190 MWh to PX in zone C at any price greater than or equal to $20/MWh (TCSC1->PX ) SC2 bids to buy from 0 to 35 MWh to PX in zone B at any price less than or equal to $100/MWh (TBPX->SC2) PX auction results TCSC1->PX = 190, TBPX->SC2 = 35, GAPX = 265 and the UMCP = $25/MWh.

# Example (No Adjustment Bids on the Inter-SC Trades)


SC1
0 ≤ G_C^SC1 ≤ 220 @ $20/MWh
L_C^SC1 = 10
0 ≤ G_A^SC1 ≤ 200 @ $30/MWh
L_A^SC1 = 100
0 ≤ G_B^SC1 ≤ 100 @ $50/MWh
L_B^SC1 = 90
T_C^SC1→PX = 190
0 ≤ G_C^PX ≤ 200 @ $30/MWh
L_C^PX = 100
0 ≤ G_A^PX ≤ 500 @ $25/MWh
L_A^PX = 20
0 ≤ G_B^PX ≤ 200 @ $47/MWh
L_B^PX = 300
PX
T_B^PX→SC2 = 35
0 ≤ G_C^SC2 ≤ 2 @ $0/MWh
0 ≤ G_A^SC2 ≤ 101 @ $27/MWh
0 ≤ L_B^SC2 ≤ 40 @ $100/MWh
SC2
-100 ≤ Flow^C to A ≤ 100
-100 ≤ Flow^A to B ≤ 100
Zone C
Zone A
Zone B

16

# Final Schedules (No Adjustment Bids on the Inter-SC Trades)



SC1
G_C^SC1 = 210 @ $20/MWh
L_C^SC1 = 10
G_A^SC1 = 55 @ $30/MWh
L_A^SC1 = 100
G_B^SC1 = 100^UL @ $50/MWh
L_B^SC1 = 65^Curtailed @ $700/MWh
T_C^SC1⇒PX = 190
G_C^PX = 0^LL @ $30/MWh
L_C^PX = 100
G_A^PX = 65 @ $25/MWh
L_A^PX = 20
G_B^PX ≤ 200^UL @ $47/MWh
L_B^PX = 300
PX
ZMCP_C^PX = 15
ZMCP_A^PX = 25
ZMCP_B^PX = 115
DUC on A to B is $90/MWh
T_B^PX⇒SC2 = 35
G_C^SC2 = 0^LL @ $0/MWh
G_A^SC2 = 0^LL @ $27/MWh
L_B^SC2 = 35 @ $100/MWh
SC2
Flow^C to A = 100
Flow^A to B = 100
Zone C
Zone A
Zone B
UL means resource at Upper Limit
LL means resource at Lower Limit

17

Example (Using the Virtual Resources) In the IPS, SC1 is selling $20/MWh energy to the PX for $15/MWh in Zone C. SC1 could avoid selling at a loss by buying back the energy if Congestion Management causes the price that the PX pays to fall below $20/MWh. SC1 places a virtual load with IPS = 0 and upper limit of 190 @ $20/MWh in PX in Zone C to effect the buy back of its trade. In the IPS, SC2 is buying energy energy for $115/MWh from the PX in Zone B to serve load that it could curtail at a cost of only $100/MWh. SC2 could avoid buying at more than the energy is worth to it by selling back the energy if CM causes the PX price to rise above $100/MWh. SC2 places a virtual generator with IPS = 0 and upper limit of 35 @ $100/MWh in PX in Zone B to effect the sell back of its trade.

# Example (Using Virtual Resources for Adjustment Bids on the Inter-SC Trades)


SC1
$0 \le G_C^{SC1} \le 220$ @ $20/MWh
$L_C^{SC1} = 10$
$0 \le G_A^{SC1} \le 200$ @ $30/MWh
$L_A^{SC1} = 100$
$0 \le G_B^{SC1} \le 100$ @ $50/MWh
$L_B^{SC1} = 90$
$T_C^{SC1 \to PX} = 190$
$0 \le G_C^{PX} \le 200$ @ $30/MWh
$L_C^{PX} = 100$
$0 \le VL_C^{SC1} \le 190$ @ $20/MWh
$0 \le G_A^{PX} \le 500$ @ $25/MWh
$L_A^{PX} = 20$
$0 \le G_B^{PX} \le 200$ @ $47/MWh
$0 \le VG_B^{PX} \le 35$ @ $100/MWh
$L_B^{PX} = 300$
PX
$T_B^{PX \to SC2} = 35$
$0 \le G_C^{SC2} \le 2$ @ $0/MWh
$0 \le G_A^{SC2} \le 101$ @ $27/MWh
$0 \le L_B^{SC2} \le 40$ @ $100/MWh
SC2
$-100 \le Flow^{C\ to\ A} \le 100$
$-100 \le Flow^{A\ to\ B} \le 100$
Zone C
Zone A
Zone B

19

# Final Schedules (Using Virtual Resources)


SC1
G_C^SC1 = 220^UL @ $20/MWh
L_C^SC1 = 10
G_A^SC1 = 70 @ $30/MWh
L_A^SC1 = 100
G_B^SC1 = 100^UL @ $50/MWh
L_B^SC1 = 90
T_C^SC1⇒PX = 190
L_C^PX = 100
G_C^PX = 0^LL @ $30/MWh
VL_C^SC1 = 12 @ $20/MWh
G_A^PX = 50 @ $25/MWh
L_A^PX = 20
G_B^PX = 200^UL @ $47/MWh
VG_B^PX = 27 @ $100/MWh
L_B^PX = 300
PX
ZMCP_C^PX = 20
ZMCP_A^PX = 25
ZMCP_B^PX = 100
DUC on A to B is not required
T_B^PX⇒SC2 = 35
G_C^SC2 = 2^UL @ $0/MWh
G_A^SC2 = 0^LL @ $27/MWh
L_B^SC2 = 37 @ $100/MWh
SC2
Flow^C to A = 100
Flow^A to B = 100
Zone C
Zone A
Zone B
UL means resource at Upper Limit
LL means resource at Lower Limit

20

Results Without SC1's buy back, PX ZMCP in B would fall to $15MWh. SC1 buys back 12 MWh it sells to PX. SC1's virtual load is PX marginal resource in zone C. PX ZMCP in zone C rises to $20/MWh. Without SC2's sell back, PX ZMCP in B would rise to $115MWh. PX ZMCP in A ($25/MWh) plus DUC ($90/MWh). DUC is triggered since non-economic curtailment of SC1's load occurs in Zone B. SC2 sells back 27 MWh it bought from PX. SC2's virtual generator is PX marginal resource in zone B. PX ZMCP in zone B falls to $100/MWh. No DUC used since economic signals are sufficient.

Imbalances The virtual resources could be left in the final schedules. They would be treated as financial flows that net to zero in real- time. Suppose that the virtual resources are left in the final schedules. In real time: VLCSC1 is actually zero, this causes an imbalance of 12 MWh in PX load. SC1 is paid real time price for the 12 MWh it sells in real time. SC1 would reduce GCSC1 by 12 MWh to account for the buy-back, this produces a 12 MWh imbalance in SC1's generation. SC1 pays real time price for the 12 MWh it buys in real time SC1's net real-time imbalance cost is 0.

Imbalances VGBSC2 is actually zero, this causes an imbalance of 27 MWh in PX generation. SC2 is pays real time price for the 27 MWh it fails to deliver in real time. SC2 would reduce LBSC2 by 27 MWh to account for the sell-back, this produces a 27 MWh imbalance in SC2's load. SC2 is paid real time price for the 27 MWh it sells in real time SC2's net real-time imbalance cost is 0.

Adjusting Final Schedules The ISO could adjust the final schedules to remove the virtual resources. The PX has a virtual load in zone C from a trade with SC1. The ISO would reduce SC1's scheduled generation (or increase its adjustable load) in zone C by up to the amount of the virtual load. The SC1's resources in zone C would be adjusted in order of decreasing cost. The ISO would reduce the inter-SC trade and the virtual load by the amount of the adjustment to SC1's resources. In most cases, this should drive the virtual load to zero.

Adjusting Final Schedules The PX has a virtual generator in zone B from a trade with SC2. The ISO would increase SC2's scheduled generation (or decrease its adjustable load) in zone B by up to the amount of the virtual generation. SC2's resources in zone B would be adjusted in order of increasing cost. The ISO would reduce the inter-SC trade and the virtual generation by the amount of the adjustment to SC2's resources. In most cases, this should drive the virtual generation to zero.

# Adjusted Final Schedules


SC1
$G_C^{SC1} = 208$ @ $20/MWh
$L_C^{SC1} = 10$
$G_A^{SC1} = 70$ @ $30/MWh
$L_A^{SC1} = 100$
$G_B^{SC1} = 100^{UL}$ @ $50/MWh
$L_B^{SC1} = 90$
$T_C^{SC1 \to PX} = 188$
$L_C^{PX} = 100$
$G_C^{PX} = 0^{LL}$ @ $30/MWh
$VL_C^{SC1} = 0$ @ $20/MWh
$G_A^{PX} = 50$ @ $25/MWh
$L_A^{PX} = 20$
$G_B^{PX} = 200^{UL}$ @ $47/MWh
$VG_B^{PX} = 0$ @ $100/MWh
$L_B^{PX} = 300$
PX
$ZMCP_C^{PX} = 20$
$ZMCP_A^{PX} = 25$
$ZMCP_B^{PX} = 100$
DUC on A to B is not required
$T_B^{PX \to SC2} = 8$
$G_C^{SC2} = 2^{UL}$ @ $0/MWh
$G_A^{SC2} = 0^{LL}$ @ $27/MWh
$L_B^{SC2} = 8$ @ $100/MWh
SC2
$Flow^{C\ to\ A} = 100$
$Flow^{A\ to\ B} = 100$
Zone C
Zone A
Zone B
UL means resource at Upper Limit
LL means resource at Lower Limit

26

Location of Inter-SC Trade An SC wishes to submit an adjustment bid on its inter-SC trade with PX in Zone A. SC should have resources in Zone A that it will use to account for any changes in the virtual resource that models changes to the inter-SC trade that the ISO makes in congestion management. The SC avoids scheduling and paying for inter-zonal transmission capacity that it will not use.

Adjusted Final Schedules The ISO does not find other uses for energy that was used to serve a virtual load or sol back by virtual generation. If an inter-SC trade is reduced, the ISO does not attempt to find new optimal uses for the resources that would have been used to support the trade.

Implementation Unique resource IDs would be assigned to model resources for adjustments to inter-SC trades. E.g. for each SC the PX would define virtual loads and virtual generators in each zone that would be used to model adjustment bids in inter-SC trades with the SC in the zone. Meter data for the loads would automatically be defined as 0 MWh. The ISO would not schedule nor charge A/S for the virtual loads since they are not needed. This would not increase the stress on the ISO's A/S markets. Since the virtual load actually does not occur, it may be appropriate not to charge other ISO fees (e.g. grid management fee) to the virtual load.

Use of virtual resources to hedge inter-SC trades against changes in transmission usage charges (PX not involved in trades)

Adjustment Bids on Inter-SC Trades to Hedge against Transmission Prices... The method that the PX proposes to use to model adjustments to inter-SC trades could be used by SCs other than the PX to hedge against transmission prices. Two SCs agree to an inter-SC sale at a fixed price in a zone. One SC will be directly exposed to the impact of transmission usage cost changes: If an SC is buying energy in a zone in which it has load to serve while the SC selling the energy proposes to use resources in another zone and transport the energy, the selling SC will pay for transmission congestion and is directly exposed to changes in transmission congestion costs.

.... Adjustment Bids on Inter-SC Trades to Hedge against Transmission Prices If an SC is selling energy in a zone in which it will procure the energy while the SC buying the energy proposes to use the energy to serve load in another zone, the buying SC will pay for transmission congestion and is directly exposed to changes in transmission congestion costs. The two SCs involved in the trade can agree that the SC exposed to congestion costs can curtail the trade if the usage charge it faces rises too high. The virtual resources can be used to model the exposed SC's decision to curtail the trade. The other SC will have to adjust its schedule to account for the curtailed trade after the the ISO's CM process.

Example: Selling SC Exposed to Transmission Usage Charges Let SC1 and SC2 agree to an inter-SC trade in Zone B. SC1 plans to use transmission from zone A to supply the energy in the trade. SC2 plans to use the energy to serve load in zone B. SC1 and SC2 agree that the trade may be curtailed if the transmission price that SC1 would face rises to $20/MW or higher.

# Selling SC Exposed to Transmission Usage Charges -- No Adj. to Inter-SC Trade



SCX
0 ≤ G_A^SCX ≤ 110 @ $10/MWh
0 ≤ G_B^SCX ≤ 110 @ $70/MWh
L_B^SCX = 100
SC1
0 ≤ G_A^SC1 ≤ 100 @ $10/MWh
SC2
T_B^SC1->SC2 = 100
0 ≤ G_B^SC2 ≤ 110 @ $35/MWh
0 ≤ L_B^SC2 ≤ 100 @ $90/MWh
-150 ≤ Flow^A to B ≤ 150
Zone A
Zone B

34

# Selling SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
$G_A^{SCX}$ = 50 @ $10/MWh
$G_B^{SCX}$ = 50 @ $70/MWh
$L_B^{SCX}$ = 100
SC1
$G_A^{SC1}$ = 100 @ $10/MWh
SC2
$T_B^{SC1\to SC2}$ = 100
$G_B^{SC2}$ = 0 @ $35/MWh
$L_B^{SC2}$ = 100 @ $90/MWh
$Flow^{A\ to\ B}$ = 150
Zone A
Zone B
Usage Charge = $60/MWh so SC1 would like to curtail its trade to SC2.

35

Example: Selling SC Exposed to Transmission Usage Charges To model its desire to back out of the trade if usage charges rises to $20/MWh, SC1 can add a virtual generator to its portfolio in zone B with a price of $30/MWh and an upper limit equal to the proposed trade.

# Selling SC Exposed to Transmission Usage Charges -- Adj. to Inter-SC Trade


SCX
$0 \leq G_A^{SCX} \leq 110$ @ \$10/MWh
$0 \leq G_B^{SCX} \leq 110$ @ \$70/MWh
$L_B^{SCX} = 100$
SC1
$0 \leq G_A^{SC1} \leq 100$ @ \$10/MWh
**$0 \leq VG_B^{SC1} \leq 100$ @ \$30/MWh**
SC2
$T_B^{SC1 \rightarrow SC2} = 100$
$0 \leq G_B^{SC2} \leq 110$ @ \$35/MWh
$0 \leq L_B^{SC2} \leq 100$ @ \$90/MWh
$-150 \leq Flow^{A\ to\ B} \leq 150$
Zone A
Zone B

37

# Selling SC Exposed to Transmission Usage Charges -- CM Final Schedules



SCX
G_A^SCX = 100
@ $10/MWh
G_B^SCX = 0
@ $70/MWh
L_B^SCX = 100
SC1
G_A^SC1 = 50
@ $10/MWh
VG_B^SC1 = 50
@ $30/MWh
SC2
T_B^SC1->SC2 = 100
G_B^SC2 = 0
@ $35/MWh
L_B^SC2 = 100
@ $90/MWh
Zone A
Zone B
Flow^A to B = 150

*SC1 curtails its trade to SC2 by generating 50 MWh with its virtual generator. Usage Charge = $20/MWh. After CM SC2 will be informed that the trade is curtailed and that it must adjust its schedule to account for the 50 MWh of the curtailment.*

38

# Selling SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
$G_A^{SCX}$ = 100 @ $10/MWh
$G_B^{SCX}$= 0 @ $70/MWh
$L_B^{SCX}$ = 100
SC1
$G_A^{SC1}$ = 50 @ $10/MWh
SC2
$T_B^{SC1 \to SC2}$ = 50
$G_B^{SC2}$ = 50 @ $35/MWh
$L_B^{SC2}$ = 100 @ $90/MWh
Zone A
Zone B
$Flow^{A\ to\ B}$ = 150

*SC1 removes the virtual generator schedule and reduces the inter SC trade to 50 MWh. SC2 either reduces its load by 50 MWh of schedules 50 MWh of additional generation (whichever is cheaper).*

39

Example: Buying SC Exposed to Transmission Usage Charges Let SC1 and SC2 agree to an inter-SC trade in Zone A. SC1 plans to use resources in zone A to supply the energy in the trade. SC2 plans to use the energy to serve load in zone B. It will transport the energy and be exposed to the transmission usage charge. SC1 and SC2 agree that the trade may be curtailed if the transmission price that SC2 would face rises to $20/MW or higher.

# Buying SC Exposed to Transmission Usage Charges -- No Adj. to Inter-SC Trade



SCX
$0 \leq G_A^{SCX} \leq 110$ @ $10/MWh
$0 \leq G_B^{SCX} \leq 110$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$0 \leq G_A^{SC1} \leq 100$ @ $10/MWh
SC2
$T_A^{SC1 \Leftrightarrow SC2} = 100$
$0 \leq G_B^{SC2} \leq 110$ @ $35/MWh
$0 \leq L_B^{SC2} \leq 100$ @ $90/MWh
$-150 \leq Flow^{A\ to\ B} \leq 150$
Zone A
Zone B

41

# Buying SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
$G_A^{SCX} = 50$ @ \$10/MWh
$G_B^{SCX} = 50$ @ \$70/MWh
$L_B^{SCX} = 100$
SC1
$G_A^{SC1} = 100$ @ \$10/MWh
SC2
$T_A^{SC1 \Rightarrow SC2} = 100$
$G_B^{SC2} = 0$ @ \$35/MWh
$L_B^{SC2} = 100$ @ \$90/MWh
$Flow^{A\ to\ B} = 150$
Zone A
Zone B
Usage Charge = \$60/MWh so SC2 would like to curtail its trade with SC1.

42

Example: Buying SC Exposed to Transmission Usage Charges To model its desire to back out of the trade if usage charges rises to $20/MWh, SC2 can add a virtual load to its portfolio in zone A with a price of $15/MWh and an upper limit equal to the proposed trade.

# Buying SC Exposed to Transmission Usage Charges -- Adj. to Inter-SC Trade


SCX
$0 \leq G_A^{SCX} \leq 110$ @ $10/MWh
$0 \leq G_B^{SCX} \leq 110$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$0 \leq G_A^{SC1} \leq 100$ @ $10/MWh
SC2
$T_A^{SC1 \Rightarrow SC2} = 100$
$0 \leq VL_A^{SC2} \leq 100$ @ $15/MWh
$0 \leq G_B^{SC2} \leq 110$ @ $35/MWh
$0 \leq L_B^{SC2} \leq 100$ @ $90/MWh
$-150 \leq Flow^{A\ to\ B} \leq 150$
Zone A
Zone B

44

# Buying SC Exposed to Transmission Usage Charges -- CM Final Schedules


SCX
$G_A^{SCX}$ = 100 @ $10/MWh
$G_B^{SCX}$ = 0 @ $70/MWh
$L_B^{SCX}$ = 100
SC1
$G_A^{SC1}$ = 100 @ $10/MWh
SC2
$T_A^{SC1 \Rightarrow SC2}$ = 100
$VL_A^{SC2}$ = 50 @ $15/MWh
$G_B^{SC2}$ = 50 @ $35/MWh
$L_B^{SC2}$ = 100 @ $90/MWh
Zone A
Zone B
$Flow^{A\ to\ B}$ = 150

*SC2 curtails its trade with SC1 by consuming 50 MWh with its virtual load. Usage Charge = $20/MWh. After CM SC1 will be informed that the trade is curtailed and that it must adjust its schedule to account for the 50 MWh of the curtailment.*

45

# Buying SC Exposed to Transmission Usage Charges -- Final Schedules


SCX
$G_A^{SCX} = 100$ @ $10/MWh
$G_B^{SCX} = 0$ @ $70/MWh
$L_B^{SCX} = 100$
SC1
$G_A^{SC1} = 50$ @ $10/MWh
SC2
$T_a^{SC1 \Rightarrow SC2} = 50$
$G_B^{SC2} = 50$ @ $35/MWh
$L_B^{SC2} = 100$ @ $90/MWh
Zone A
Zone B
$Flow^{A\ to\ B} = 150$

*SC2 removes the virtual load schedule and reduces the inter SC trade to 50 MWh. SC1 reduces its generation in zone A by 50 MWh.*

46

Comparison to modeling adjustment bids directly on inter-SC trades

Direct Inter-SC Trade Adjustment Two SCs engaged in an inter-SC trade could give adjustment bids on the trade. Trades between to SCs (SC1 and SC2) are equal but opposite so TSC1->SC2 = -TSC2->SC1: if the range on TSC1->SC2 is TMin £ TSC1->SC2 £ TMax, then the range on TSC1->SC2 is -TMax £ TSC2->SC1 £ -TMin; The payment by one SC is revenue to the other SC: if the cost for TSC1->SC2 to SC1 is CSC1->SC2(TSC1->SC2 ), then the cost for TSC2->SC1 to SC2 is CSC2->SC1(TSC2->SC1 ) = - CSC1->SC2(TSC1->SC2 ). The adjustment bids given by the two SCs involved in an inter-SC trade must satisfy the above "anti-symmetric" relationship.

Direct Inter-SC Trade Adjustment The costs in the adjustment bids on the inter-SC trade add to zero, so an adjustment bid on an inter-SC trade effectively only specifies a range over which the trade may be adjusted. The economic cost given in the bid has no effect on congestion management. The adjustment bids that SC1 and SC2 specify on their generators and loads will implicitly provide the cost of the energy to the selling SC and the value of the energy to the buying SC. This contrasts with the virtual resource method Using a virtual resource, the economic price in the inter-SC trade adjustment bid is used to set the price in the adjustment bid on the virtual resource and affects the Congestion Management.

# Adjustment Range on the Inter-SC Trades



SC1
0 ≤ G_C^SC1 ≤ 220 @ $20/MWh
L_C^SC1 = 10
0 ≤ G_A^SC1 ≤ 200 @ $30/MWh
L_A^SC1 = 100
0 ≤ G_B^SC1 ≤ 100 @ $50/MWh
L_B^SC1 = 90
0≤T_C^SC1↔PX≤190
0 ≤ G_C^PX ≤ 200 @ $30/MWh
L_C^PX = 100
0 ≤ G_A^PX ≤ 500 @ $25/MWh
L_A^PX = 20
0 ≤ G_B^PX ≤ 200 @ $47/MWh
L_B^PX = 300
PX
0≤ T_B^PX↔SC2 ≤35
0 ≤ G_C^SC2 ≤ 2 @ $0/MWh
0 ≤ G_A^SC2 ≤ 101 @ $27/MWh
0 ≤ L_B^SC2 ≤ 40 @ $100/MWh
SC2
-100 ≤ Flow^C to A ≤ 100
-100 ≤ Flow^A to B ≤ 100
Zone C
Zone A
Zone B

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# Adjustment Range on the Inter-SC Trades


SC1
$G_C^{SC1} = 208$ @ \$20/MWh
$L_C^{SC1} = 10$
$G_A^{SC1} = 0$ @ \$30/MWh
$L_A^{SC1} = 100$
$G_B^{SC1} = 100^{UL}$ @ \$50/MWh
$L_B^{SC1} = 90$
$T_C^{SC1 \Leftrightarrow PX} = 108$
$G_C^{PX} = 0^{LL}$ @ \$30/MWh
$L_C^{PX} = 100$
$G_A^{PX} = 120$ @ \$25/MWh
$L_A^{PX} = 20$
$G_B^{PX} = 200^{UL}$ @ \$47/MWh
$L_B^{PX} = 300$
PX
$ZMCP_C^{PX} = 20$
$ZMCP_A^{PX} = 25$
$ZMCP_B^{PX} = 100$
DUC on A to B is not required
$T_B^{PX \Leftrightarrow SC2} = 8$
$G_C^{SC2} = 2^{UL}$ @ \$0/MWh
$G_A^{SC2} = 0^{LL}$ @ \$27/MWh
$L_B^{SC2} = 10$ @ \$100/MWh
SC2
$Flow^{C\ to\ A} = 100$
$Flow^{A\ to\ B} = 100$
Zone C
Zone A
Zone B
UL means resource at Upper Limit
LL means resource at Lower Limit

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Impacts on PX The marginal resource for the PX may be in another SC that is trading with the PX. The ISO will have to inform the PX of the cost of the marginal unit for the PX. The following example illustrates this. The PX cannot calculate zonal prices if the ISO modifies the prices of PX adjustment bids. The PX has activity rules to ensure that the prices of adjustment bids it receives will not be modified by the ISO. ISO must ensure that it will not modify prices of PX adjustment bids when inter-SC trades are adjustable.

# PX Marginal Resource not in PX


SC1
$0 \le G_C^{SC1} \le 220$ @ $20/MWh
$L_C^{SC1} = 10$
$0 \le G_A^{SC1} \le 200$ @ $30/MWh
$L_A^{SC1} = 100$
$0 \le G_B^{SC1} \le 100$ @ $50/MWh
$L_B^{SC1} = 90$
$0 \le T_C^{SC1 \Rightarrow PX} \le 190$
$L_C^{PX} = 100$
$0 \le G_A^{PX} \le 115$ @ $25/MWh
$L_A^{PX} = 20$
$0 \le G_B^{PX} \le 200$ @ $47/MWh
$L_B^{PX} = 300$
PX
$0 \le T_B^{PX \Rightarrow SC2} \le 35$
$0 \le G_C^{SC2} \le 2$ @ $0/MWh
$0 \le G_A^{SC2} \le 101$ @ $27/MWh
$0 \le L_B^{SC2} \le 40$ @ $100/MWh
SC2
$-100 \le Flow^{C\ to\ A} \le 100$
$-100 \le Flow^{A\ to\ B} \le 100$
Zone C
Zone A
Zone B

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# PX Marginal Resource not in PX


SC1
$G_C^{SC1} = 208$ @ \$20/MWh
$L_C^{SC1} = 10$
$G_A^{SC1} = 0$ @ \$30/MWh
$L_A^{SC1} = 100$
$G_B^{SC1} = 100^{UL}$ @ \$50/MWh
$L_B^{SC1} = 90$
$T_C^{SC1 \leftrightarrow PX} = 108$
$L_C^{PX} = 100$
$G_A^{PX} = 115^{UL}$ @ \$25/MWh
$L_A^{PX} = 20$
$G_B^{PX} = 200^{UL}$ @ \$47/MWh
$L_B^{PX} = 300$
PX
$ZMCP_C^{PX} = 20$
$ZMCP_A^{PX} = 27$
$ZMCP_B^{PX} = 100$
DUC on A to B is not required
$T_B^{PX \leftrightarrow SC2} = 3$
$G_C^{SC2} = 2^{UL}$ @ \$0/MWh
$G_A^{SC2} = 5$ @ \$27/MWh
$L_B^{SC2} = 10$ @ \$100/MWh
SC2
$Flow^{C\ to\ A} = 100$
$Flow^{A\ to\ B} = 100$
Zone C
Zone A
Zone B

*UL means resource at Upper Limit*
*LL means resource at Lower Limit*

*All PX generators and loads are at limits. The marginal resources for the PX come from the other SCs. They are $G_C^{SC1}$ in Zone C via $T_C^{SC1 \leftrightarrow PX}$, and $G_A^{SC2}$ in zone A and $L_B^{SC2}$ in zone B via $T_B^{PX \leftrightarrow SC2}$.*
*The ISO must notify the PX of the relevant costs.*

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